UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2022

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York 11803

(Address of principal executive offices)

(516) 677-0200

 (Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VECO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

Effective as of November 21, 2022, Veeco’s Board of Directors voted to increase the size of the Board from nine to ten directors and to appoint Lena Nicolaides, Ph.D., as a Class II director, to hold office until the 2023 Annual Meeting of Stockholders. Dr. Nicolaides was identified through a search process which was commenced earlier this year in connection with the Board’s desire for increased gender diversity. The search process was led by the Governance Committee and used the services of an outside search firm.

Dr. Nicolaides serves as Senior Vice President and General Manager of a pattern inspection process control division for KLA Corporation. At KLA, Dr. Nicolaides has served in a range of executive leadership and general management roles, including roles in technology supply chain. Prior to joining KLA, Dr. Nicolaides served as Vice President of Marketing and Applications for Therma Wave, Inc., which was acquired by KLA in 2007. Dr. Nicolaides holds a Bachelor of Mechanical Engineering degree from Rutgers University and, from the University of Toronto, a Masters degree and a Ph.D., both in Mechanical Engineering.

Consistent with Veeco’s director compensation policy, Dr. Nicolaides will be granted restricted shares of Veeco common stock having a value of $140,000, the restrictions on which will lapse on the earlier to occur of: (i) the date immediately preceding the date of Veeco’s 2023 Annual Meeting of Stockholders and (ii) the first anniversary of the award date.

Veeco also entered into its standard form of indemnification agreement with Dr. Nicolaides on substantially the same terms as those entered into with our other directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 21, 2022	VEECO INSTRUMENTS INC.

	By:	/s/ Kirk Mackey
Name: Kirk Mackey
Title: Vice President, General Counsel

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